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                                                                    EXHIBIT 99.4

                        CERTIFICATION OF PERIODIC REPORT

I, Peter A. Clemens, the Chief Financial Officer and Vice President of Halsey Drug Co., Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended March 31, 2003 (the "Report") fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 19, 2003

                                                       /s/ Peter A. Clemens
                                                       -------------------------
                                                       Peter A. Clemens
                                                       Chief Financial Officer
                                                       and Vice President